Fees Summary	Oct. 30, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 201,249,867.00
Previously Paid Amount	0.00
Total Fee Amount	30,811.36
Total Offset Amount	0.00
Net Fee	$ 30,811.36
Final Prospectus	false